OPPENHEIMER VARIABLE ACCOUNT FUNDS

Oppenheimer Capital Appreciation Fund/VA

Supplement dated October 7, 2011 to the
Prospectus dated April 29, 2011

This supplement amends the Prospectus of Oppenheimer Capital Appreciation Fund/VA (the “Fund”), a series of Oppenheimer Variable Account Funds. Effective October 7, 2011, the section titled “Advisory Fees,” on page 8, is supplemented with the following:

Effective September 1, 2011, the Manager has voluntarily agreed to reduce its management fee by 0.05% of the Fund’s average daily net assets until the Fund’s trailing one-year total return performance is in the third quintile of the Fund’s Lipper peer group as measured at each calendar quarter end. The management fee reduction will be terminated effective as of the first business day following the achievement of this goal. The management fee reduction is a voluntary undertaking by the Manager, and the Manager may terminate it at any time.

October 7, 2011

PS0610.006